Exhibit 32.2

Certification Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the periodic report of Dynacq Healthcare, Inc. (the “Company”) on Form 10-K for the year ended August 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Philip S. Chan, Vice President – Finance and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 16, 2011	/s/ Philip S. Chan
Philip S. Chan
Vice President – Finance and Chief Financial Officer
Dynacq Healthcare, Inc.